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                                                                    EXHIBIT 99.9

                    STOCKHOLDERS AGREEMENT (TRANSCONTINENTAL)

                  This STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of December __, 1998, by and among TransContinental Refining Corporation, a Delaware corporation (the "Company"), TCR Holding Corporation, a Delaware corporation ("TCR Holding"), and each of the other parties signatories hereto who hold Securities (as defined below) (the "Preferred Holders" and, together with TCR Holding, the "Initial Holders").

                              W I T N E S S E T H

                  WHEREAS, TCR Holding owns all of the issued and outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Shares");

                  WHEREAS, the Preferred Holders own all of the issued and outstanding shares of 6% Participating Convertible Preferred Stock, par value $.01 per share, of the Company (the "Preferred Shares");

                  WHEREAS, the Company and each of the Initial Holders deem it to be in their best interests to provide for continuity in the control and operation of the Company, for restrictions on the transfer of certain securities and for various other matters set forth herein.

                  NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, the parties agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

                  "Affiliate" means, with respect to any specified Person, (i) any subsidiary of such Person, (ii) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (iii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's capital stock, (iv) any officer or director of (A) any such specified person, (B) any subsidiary of such specified Person, or (C) any Person described in clause (ii) or (iii) above or (v) any other Person having a relationship with any natural Person by blood, marriage or adoption not more remote than first cousin or any Person directly or indirectly controlling or controlled by or under common control with such other Person described in this clause (v). For purposes of this definition, (i) "control," with respect to any specified Person, means the possession of the power, whether or not exercised, to direct or cause the direction of the management or policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing and (ii) none of the Preferred Holders shall be deemed to be an Affiliate of either TCR Holding or the Company.

                  "Agreement" shall mean this Stockholders Agreement.

                  "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy," as amended, or any successor statute.

                  "Board" shall mean the Board of Directors of the Company.


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                  "Holder" shall mean the Initial Holders and any other Person that is a party to this Agreement and holds Securities, whether by succession to or assignment from an Initial Holder or otherwise.

                  "Initial Public Offering" means a firm commitment, underwritten public offering of Common Shares of the Company registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 promulgated under the Securities Act or to an employee benefit plan of the Company, that results in (i) proceeds to the Company and/or any selling stockholders of not less than $100 million, (ii) total market capitalization of outstanding Common Shares (on a fully diluted basis) of $500 million and (iii) such Common Shares being listed on the American Stock Exchange or the New York Stock Exchange or quoted for trading on the Nasdaq National Market tier of the Nasdaq Stock Market or any of their respective successors.

                  "Jefferies" shall mean Jefferies & Company, Inc. and any Affiliate thereof that holds at any time any of the Securities.

                  "Majority Preferred Holders" shall mean a majority of the Preferred Shares held of record by Jefferies, the TCW Funds and their respective Affiliates, so long as such Persons hold at least 25% of the outstanding Preferred Shares, and, thereafter, shall mean the Preferred Holders of record holding a majority of the then outstanding Preferred Shares.

                  "Major Decisions" has the meaning assigned to such term in
Section 4(c)(1).

                  "Notes" shall mean the 15% Senior Secured Notes due 2003 of TARC, which Notes are to be assumed by the Company on the date hereof.

                  "Notes Trigger Event" shall mean the earlier of (i) a default by the Company in the payment of principal, interest or any other amount owing under the Notes when such payment shall become due (without regard to any applicable cure period) (a "Payment Default") or (ii) a default (other than a Payment Default) by the Company under the Notes, which default results in the principal and interest owing under the Notes becoming accelerated.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

                  "Preferred Stock Trigger Event" shall mean (i) the Company shall be in default of its obligations under the Certificate of Designation of the Preferred Shares, (ii) TCR Holding or TARC shall be in breach of its obligations under the TCR Holding Stockholders Agreement, (iii) the Company or TCR Holding shall be in breach of its obligations under this Agreement or (iv) this Agreement or the TCR Holding Stockholders Agreement shall have terminated for any reason other than strictly in accordance with its terms.

                  "Repurchase Date" shall mean the date on which TEC or its assignee consummates the repurchase of certain capital stock of TCR Holding pursuant to the exercise of its rights under that certain Repurchase Rights Agreement dated as of the date hereof among TEC and the holders of the Series B, C and D Junior Participating Preferred Stock of TCR Holding.

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                  "Securities" shall mean the Common Shares and the Preferred
Shares and any other shares of capital stock (and any securities, including warrants, convertible into, exchangeable for or otherwise exercisable for shares of capital stock) of the Company existing on the date of this Agreement or issued hereafter.

                  "Securities Act" has the meaning assigned to such term in
Section 2(a)(ii).

                  "TARC" shall mean TransAmerican Refining Corporation, a Texas corporation.

                  "TCR Holding" shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

                  "TCR Holding Stockholders Agreement" shall mean the Stockholders Agreement of even date herewith by and among TCR Holding, TARC and the Preferred Holders.

                  "TCW Funds" shall mean each of the parties to this Agreement listed as a "TCW Fund" on the signature pages hereto and any Affiliate of such party that holds at any time any of the Securities.

                  "TEC" shall mean TransAmerican Energy Corporation, a Delaware corporation.

                  "Third Party" shall mean with respect to any proposed transferee of Securities, any Person other than an Affiliate of the proposed transferor of such Securities.

                  "Transfer" has the meaning assigned to such term in Section 2(a).

                  "Transferee" has the meaning assigned to such term in Section 2(a).

                  "Transferor" has the meaning assigned to such term in Section 2(a).

                  SECTION 2. GENERAL PROVISIONS REGARDING TRANSFER.

                  (a) General Restrictions. So long as this Agreement shall remain in force, no Securities may be issued, sold, assigned, transferred, given away or in any way disposed of (any of the foregoing being hereinafter referred to as a "Transfer") unless:

                      (i) the Person in whose favor such Transfer is made (a
                  "Transferee") shall deliver to the Company and the Holders a written acknowledgment of such Transferee that the Securities to be transferred are subject to this Agreement and that such Transferee and such Transferee's successors in interest and assigns are bound hereby;

                      (ii) if such Transfer shall be made other than pursuant
                  to a public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), and in accordance with applicable state law, the Transferor shall give to the Company, if reasonably requested by the Company, a written opinion in form and substance reasonably satisfactory to the Company's legal counsel to the effect that the proposed Transfer may be effected without registration under the Securities

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                  Act or any applicable state law; provided, that no such
                  opinion of counsel shall be required in connection with the resale of Preferred Shares by the initial purchasers thereof pursuant to the Purchase Agreement dated December___, 1998 by and among TARC, TCR Holding, the Company, the TCW Funds and Jefferies; and

                      (iii) the Person proposing to make such Transfer (the
                  "Transferor") shall (A) take all such actions and execute and deliver all such documents as may be necessary or reasonably requested by the Company in order to consummate the Transfer of such Securities to such Transferee and (B) pay to the Company such amounts as may be required for any applicable stock transfer taxes

Any attempted Transfer other than in accordance with this Agreement shall be void, and the Company shall refuse to recognize any such Transfer and shall not reflect on the Company's records any change in record ownership of the Securities pursuant to any such attempted Transfer.

                  (b) Pledge and Hypothecation Prohibited. Prior to an Initial Public Offering, without the prior written consent of the Majority Preferred Holders, TCR Holding shall not in any manner pledge, hypothecate or encumber, or grant options with respect to, any Securities; provided that, notwithstanding this restriction, TCR Holding (i) may pledge its Common Shares to TEC solely for the purpose of securing repayment (not to exceed $50 million in aggregate principal amount) under the promissory note dated October 1, 1998 originally issued by TARC to TEC (which note was assumed on the date hereof by TCR Holding), (ii) may subject its Common Shares to the forced sale right granted in the Certificate of Designations of the Class A Voting Preferred Stock, Series A, par value $.01 per share, of TCR Holding or (iii) may pledge its Common Shares to TARC solely for the purpose of securing payment (not to exceed $920 million in aggregate principal amount) under the intercompany note to be issued to TARC upon exchange of the Class A Voting Preferred Stock, Series A, par value $.01 per share, of TCR Holding.

                  SECTION 3. TAG-ALONG AND DRAG-ALONG

                  (a) Tag-Along. If, at any time (i) after the Repurchase Date or (ii) so long as a Preferred Stock Trigger Event relating to a breach of
Section 4(a) of this Agreement or Section 4(c) of the TCR Holding Stockholders Agreement has occurred and is continuing, TCR Holding proposes to Transfer any Common Shares to a Third Party, then, at least fifteen (15) days prior to any such Transfer, TCR Holding shall provide to the Preferred Holders a notice (a "Tag-Along Notice") delivered in accordance with Section 7(a) hereof explaining the terms of such Transfer and identifying the name and address of the Third Party. If such notice is sent, then, upon the written request of any such Preferred Holder made within ten (10) days after the day the Tag-Along Notice is received by such Preferred Holder, TCR Holding shall cause the Third Party to purchase from such Preferred Holder a number of Common Shares equal to (i) a fraction (expressed as a percentage) equal to (A) the total number of Common Shares issuable upon conversion of the Preferred Shares held by such Preferred Holder divided by (B) the total number of Common Shares (on a fully diluted basis) of the Company, multiplied by (ii) the total number of Common Shares proposed to be Transferred to such Third Party. Such purchase shall be made on the same date and at the same price and on terms and conditions at least as favorable to such Preferred Holder as the terms and conditions contained in the Tag-Along Notice delivered in connection with such proposed transaction.

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                  (b) Drag-Along Rights. If, at any time prior to the
Repurchase Date and so long as no Preferred Stock Trigger Event relating to a breach of Section 4(a) of this Agreement or Section 4(c) of the TCR Holding Stockholders Agreement has occurred and is continuing, TCR Holding proposes to Transfer a majority of the Common Shares to a Third Party, TCR Holding may, at its sole option, (i) provide the Preferred Holders at least fifteen (15) days prior to the date of the proposed Transfer a notice (a "Drag Along Notice") delivered in accordance with Section 7(a) hereof stating the amount of Common Shares to be so Transferred to such Third Party and summarizing the economic terms of such Transfer, including the purchase price, closing date and the identity of such Third Party and (ii) require each Preferred Holder to sell up to a number of Securities equal to (x) a fraction (expressed as a percentage) equal to (A) the total number of Common Shares proposed to be Transferred by TCR Holding to such Third Party divided by (B) the total number of Common Shares held by such TCR Holding, multiplied by (y) the total number of Common Shares issuable upon conversion of the Preferred Shares held by such Preferred Holder. Such sale shall be made at a price per share to such Preferred Holder equal to the amount per share received by TCR Holding its Common Shares from such Third Party and otherwise on the same terms and conditions (including any escrow or indemnification obligation).

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                  SECTION 4. BOARD OF DIRECTORS REPRESENTATION AND MANAGEMENT
                             RIGHTS.

                  (a) Representation. The bylaws of the Company shall provide that the Board shall at all times consist of five (5) members. Of the five members, TCR Holding shall be entitled to designate four (4) members (the "TCR Holding Designees") and, subject to the following provisions, the Majority Preferred Holders shall be entitled to designate one (1) member (the "Fifth Designee"). Initially, Jefferies shall be entitled, exclusively and in its sole discretion, to designate the Fifth Designee on behalf of the Majority Preferred Holders until such time as Jefferies (x) refuses or fails to designate the Fifth Designee upon the written request of the Majority Preferred Holders and such board seat remains vacant for 5 days or (y) the Fifth Designee fails to attend three consecutive meetings of the Board after due notice in each instance. After the Repurchase Date, TARC shall be entitled, exclusively and in its sole discretion, to designate the Fifth Designee; provided, that if there shall not have occurred prior to the first anniversary of the Repurchase Date either an Initial Public Offering or a sale of all or substantially all of the assets of either TCR Holding or the Company, then the TCW Funds shall be entitled, exclusively and in their sole discretion, to designate the Fifth Director. Notwithstanding the foregoing, however, so long as a Preferred Stock Trigger Event has occurred and is continuing, the Majority Preferred Holders shall be entitled, exclusively and in their sole discretion, to appoint three (3) of the five (5) members of the Board and the TCW Funds and TARC each shall be entitled, exclusively and in their sole discretion, to designate one (1) member. At any time that the Majority Preferred Holders are entitled to appoint a majority of the members of the Board, no meeting of the Board shall take place (or if any meeting takes place, no action taken at such meeting shall be valid) until the earlier to occur of (i) 30 days after notice shall have been given to or by the holders of the Preferred Shares that a Preferred Stock Trigger Event shall have occurred or (ii) the Majority Preferred Shares shall have duly appointed such members. Any Person entitled to designate a member of the Board pursuant to the foregoing provisions also shall be entitled, exclusively and in such Person's sole discretion, to designate such member for removal from the Board. So long as no Preferred Stock Trigger Event relating to a breach of Section 4(a) of this Agreement or Section 4(c) of the TCR Holding Stockholders Agreement has occurred and is continuing, TCR Holding shall select which Board member shall serve as Chairman of the Board and Vice Chairman of the Board; otherwise the Majority Preferred Holders shall make such selection.

                  (b) Major Decisions. Subject to clause (c) below, no action shall be taken, sum expended, decision made or obligation incurred by or on behalf of the Company with respect to any matter unless approved or ratified by a majority of the Board. Notwithstanding the foregoing, unless and until the Board revokes such authority, Glenn McGinnis shall have general authority to take actions in the ordinary course of business for and on behalf of the Company, and Mr. McGinnis also may delegate authority to take such actions to other employees of the Company over which he has supervisory authority; provided, that, except to the extent set forth on Exhibit A, no such action shall be taken if such action would constitute a Major Decision. "Major Decisions" shall mean and consist of the following:

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                      (i) granting to any individual the authority to open and
                  draw checks on bank accounts in the name of the Company or endorse checks for deposit to such accounts;

                      (ii) the sale, lease or other disposition of assets of the
                  Company, other than assets having a fair market value, individually or in the aggregate with assets sold, leased or otherwise disposed in a transaction or series of related transactions, of less than $250,000;

                      (iii) entering into, terminating or materially modifying
                  either (i) any material agreement to which the Company is or hereafter becomes a party or (ii) the Environmental Compliance Plan;

                      (iv) approving or incurring any capital expenditure,
                  purchase or other expenditure of the Company which exceeds in the aggregate with all other capital expenditures, purchases or other expenditures during the fiscal year in which such purchase or expenditure is approved or incurred, $250,000, unless such capital expenditure, purchase or other expenditure is identified in the annual or quarterly capital operating budget of the Company previously approved by the Board;

                      (v) the incurrence or assumption of any indebtedness for
                  borrowed money by, or the repayment (other than in accordance with the express terms thereof) refinancing of any indebtedness of, the Company or the granting of any mortgage, lien or other encumbrance on any of the assets of the Company or the giving of any guaranty by the Company;

                      (vi) the (i) entry of an order for relief or other
                  commencement of a voluntary case under the Bankruptcy code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case or the conversion of an involuntary case into a voluntary case under any such law,
                  (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of the property of the Company or (iv) assignment of the assets of the Company for the benefit of creditors generally;


                      (vii) the issuance of any securities of the Company;

                      (viii) the appointment or termination of the officers or
                  senior managers of the Company and the establishment of (i) benefit plans, salaries and bonuses for officers or directors of the Company and (ii) the organizational structure and staffing plan, including salary ranges for each position;

                      (ix) payment of any dividend, distribution, redemption
                  payment or other payment to the Holders of the Company or the stockholders;

                      (x) approval of the annual and quarterly operating
                  budgets of the Company;

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                      (xi) any decision with respect to the principal place of
                  business of the Company or the fiscal year of the Company;


                      (xii) any amendment or restatement of the Certificate of
                  Incorporation or the bylaws of the Company;

                      (xiii) the entry by the Company into any transaction or
                  agreement with any Affiliate of the Company;

                      (xiv) the engagement or retention of outside legal
                  counsel by the Company; and

                      (xv) except as otherwise set forth in this Agreement,
                  such other matters or business as would properly or customarily be decided by or submitted to the board of directors of a corporation.

                  In addition, any action by the Company to materially amend, modify or supplement any document, instrument, transaction or other matter described above as a Major Decision shall require the approval of a majority of the Board if the same as so amended, modified or supplemented would be inconsistent with the terms previously approved with respect thereto by the Board.

                  (c) Minority Rights. (i) prior to the Repurchase Date, unless a Notes Trigger Event or a Preferred Stock Trigger Event has occurred and is continuing, any decision to sell all or substantially all of the assets of the Company shall require the unanimous consent of the Board and (ii) at all times after the Repurchase Date, unless the TCW Funds have the right to designate the Fifth Designee to the Board pursuant to Section 4(a), the following actions shall require the unanimous consent of the Board:

                            (1) the sale, lease or other disposition of assets
                      of the Company, other than assets having a fair market value, individually or in the aggregate with assets sold, leased or otherwise disposed in a transaction or series of related transactions, of less than $250,000;

                            (2) the (i) entry of an order for relief or other
                      commencement of a voluntary case under the Bankruptcy code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) consent to the entry of an order for relief in an involuntary case or the conversion of an involuntary case into a voluntary case under any such law or (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial party of the property of the Company or (iv) assignment of the assets of the Company for the benefit of creditors generally;

                            (3) any and all decisions or authorizations with
                      respect to the amount and type of insurance of the Refinery;

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                            (4) any and all matters relating to the adoption or
                      modification of or compliance with the environmental compliance policies of the Company;

                            (5) any amendment or restatement of the Certificate
                      of Incorporation or the bylaws of the Company; and

                            (6) the entry by the Company into any transaction
                      or agreement with any Affiliate of the Company.

                  (d) Compensation. Members of the Board shall not be entitled to any compensation for their service on such Board (other than reimbursement of reasonable out-of-pocket expenses incurred in connection with Board meetings or director-related activities for services as a Board member) without the written consent of Majority Preferred Holders; provided, however, that no member of the Board who is an employee or officer of (i) the Company, (ii) any Holder or (iii) any Affiliate of the Company or any Holder shall be entitled to compensation (other than reimbursement of reasonable out-of-pocket expenses incurred in connection with Board meetings or director-related activities for services) as a Board member.

                  (e) D&O Insurance. The Company shall at all times maintain in force for the benefit of all directors and officers of the Company coverage from a reputable insurer selected by the Majority Preferred Holders with coverages (including, without limitation, commercially available coverages against environmental liabilities) which are not less than Twenty Five Million Dollars ($25,000,000) and deductibles which are approved by the Majority Preferred Holders. If the Company shall ever fail to pay when due any premium or other charge with respect to such insurance coverage, or otherwise fail to renew such coverage, the Majority Preferred Holders or their Affiliates may pay such premium or charge, or renew such coverage, and the Company shall promptly reimburse such Majority Preferred Holders or their Affiliates

                  (f) Voting Agreement. All parties to this Agreement agree that this Section 4 shall constitute a voting agreement within the meaning of
Section 218 of the Delaware General Corporation Law.

                  SECTION 5. CERTIFICATES.

                  (a) Restrictive Endorsements. Each certificate evidencing any Securities shall bear a legend in substantially the following form:

                  "The securities evidenced by this certificate are subject to a Stockholders Agreement dated as of December __, 1998, copies of which are on file at the principal office of the corporation and will be furnished to the holder on request to the Secretary of the corporation. Such Stockholders Agreement provides, among other things, for certain restrictions on voting, sale, transfer, pledge, hypothecation or other disposition of the securities evidenced by this certificate and that such securities may be subject to purchase upon the occurrence of certain events."

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


In addition, unless counsel to the Company has advised that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

                  "The securities evidenced by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the corporation such registration and qualification are not required."

                  (b) Replacement Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any of its respective certificates evidencing any Securities, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to it, upon surrender and cancellation of such certificate or receipt of such indemnity, the Company will execute, register and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

                  SECTION 6. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce such provisions.

                  SECTION 7. MISCELLANEOUS.

                  (a) Notices. All notices and other communications provided for or permitted under this Agreement shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile, in the case of the case of the Company and TCR Holding, as follows:

                           14902 River Road
                           New Sarpy, LA
                           70078
                           Telecopy Number: (504) 764-2359
                           Attention: Mr. Glenn McGinnis

                           copies to:

                           TransAmerican Refining Corporation
                           1300 North Houston Parkway East, Suite 310
                           Houston, Texas 77032-2949
                           Telecopy Number: (281) 986-8865
                           Attention: Secretary

                           and

                           Gardere & Wynne, L.L.P.
                           1601 Elm Street,
                           3000 Thanksgiving Tower
                           Dallas, Texas 75201
                           Telecopy Number: (214) 999-4667
                           Attention: C. Robert Butterfield, Esq.

or, if to the Initial Holders of the Preferred Shares, to the addresses listed below their names on the signature pages hereto and, if to any other Person who is the registered holder of any Securities, to the address for the purpose of such holder as it appears in the stock ledger of the Company or at such other address as such party may have furnished in writing to each other party hereto.

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


Any notice shall be deemed to have been duly given when delivered by hand, if personally delivered, and if sent by mail, two business days after being deposited in the mail, postage prepaid.

                  (b) Amendment. This Agreement may be changed, modified or amended by a writing signed by TCR Holding and the Majority Preferred Holders; provided that no such change, modification or amendment shall be enforceable against any party to this Agreement whose rights or obligations hereunder will be materially and adversely affected thereby unless the same shall be in writing and signed by such party.

                  (c) Waiver. No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on the Company shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware applied to contracts to be made and to be performed therein without giving effect to the considerations of conflicts of laws.

                  (f) Filing. A copy of this Agreement and of all amendments hereto shall be filed at the principal office of the Company.

                  (g) Termination. This Agreement may be terminated at any time by an instrument in writing signed by TCR Holding and the Majority Preferred Holders.

                  (h) All Securities Subject to this Agreement.

                      (i) Any Securities now or hereafter held by any Person
                  shall be held by such Person subject to the transfer and other restrictions of this Agreement and such Person shall be deemed to be a "Holder" for all such purposes of this Agreement;

                      (ii) A Holder who ceases to own any Securities as
                  provided for in this Agreement shall cease to be a Holder for purposes of this Agreement; and

                      (iii) The provisions of this Agreement shall be deemed to
                  apply equally to any Security or other equity securities distributed in respect of the Securities.

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


                  (i) Benefit and Binding Effect. Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void; provided, that the Preferred Holders may assign their respective rights under this Agreement to any Person who (i) is, immediately following such assignment, in compliance with all of the covenants and agreements applicable to the Preferred Holders hereunder and (ii) assumes all applicable obligations of the Preferred Holders under this Agreement. Subject to compliance with the terms of this Agreement regarding Transfer of Securities, this Agreement shall be binding upon and inure to the benefit of the parties and their executors, administrators, personal representatives, heirs, successors and permitted assigns. Except as set forth in this clause (i), this Agreement does not create and shall not be construed as creating any rights enforceable by any Person not a party hereto.

                  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


                  (k) Further Assurances. Each Holder shall cause all Securities that are entitled to vote and are registered in the name of such Holder to be voted, and will otherwise take or cause to be taken all such other action as may be necessary, to implement the provisions of this Agreement and shall not take any action inconsistent herewith or therewith.


                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

                                  TRANSCONTINENTAL REFINING CORPORATION,
                                  a Delaware corporation


                                  By:
                                      ----------------------------------------
                                      Ed Donahue
                                      Vice President

                                  TCR HOLDING CORPORATION, a Delaware
                                  corporation


                                  By:
                                      ----------------------------------------
                                      R. Glenn McGinnis
                                      President


THE PREFERRED HOLDERS:

         TCW FUNDS:               TCW LEVERAGED INCOME TRUST, L.P.

                                  By: TCW ADVISORY (BERMUDA), LTD.,
                                      as General Partner


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                  By: TCW INVESTMENT MANAGEMENT COMPANY,
                                      as Investment Advisor


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                  At: 11100 Santa Monica Boulevard
                                      Suite 2000
                                      Los Angeles, CA 90025
                                      Attention: Nicholas W. Tell, Jr.

                                  Copy to:

                                      Milbank, Tweed, Hadley & McCloy
                                      601 South Figueroa Street, 30th Floor
                                      Los Angeles, CA 90017
                                      Attention: Kenneth J. Baronsky, Esq.

                                  TCW LEVERAGED INCOME TRUST II, L.P.

                                  By: TCW Advisory (Bermuda), Ltd.,
                                      as General Partner

                                      By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                  By: TCW Investment Management Company,
                                      as Investment Advisor

                                      By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                  TCW SHARED OPPORTUNITY FUND III, L.P.

                                  By: TCW ASSET MANAGEMENT COMPANY,
                                      as Investment Advisor


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                  At: 11100 Santa Monica Boulevard
                                      Suite 2000
                                      Los Angeles, CA 90025
                                      Attention: Nicholas W. Tell, Jr.

                                  Copy to:

                                      Milbank, Tweed, Hadley & McCloy
                                      601 South Figueroa Street, 30th Floor
                                      Los Angeles, CA 90017
                                      Attention: Kenneth J. Baronsky, Esq.

                                  At: 11100 Santa Monica Boulevard
                                      Suite 2000
                                      Los Angeles, CA  90025
                                      Attention: Nick Tell

                                  Copy to:

                                      Milbank, Tweed, Hadley & McCloy
                                      601 South Figueroa Street, 30th Floor
                                      Los Angeles, CA   90017
                                      Attention: Kenneth J. Baronsky



         Jefferies:               JEFFERIES & COMPANY, INC


                                  By:
                                      ----------------------------------------
                                      [NAME]
                                      Authorized Signatory

                                  At: Jefferies & Company, Inc.
                                      11100 Santa Monica Boulevard
                                      10th Floor
                                      Los Angeles, CA  90025
                                      Attention: Joe Maly

                                  Copy to:
                                      Skadden, Arps, Slate, Meagher & Flom
                                      300 South Grand Avenue, Suite 3400
                                      Los Angeles, CA   90071
                                      Attention: Rod Guerra, Jr.

THE OTHER PREFERRED HOLDERS:


----------------------------            ---------------------------------------


----------------------------            ---------------------------------------